UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2026
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7373 Wisconsin Avenue, 22nd Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	AGNC	The Nasdaq Global Select Market
Depositary shares of 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCN	The Nasdaq Global Select Market
Depositary shares of 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCM	The Nasdaq Global Select Market
Depositary shares of 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCO	The Nasdaq Global Select Market
Depositary shares of 6.125% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCP	The Nasdaq Global Select Market
Depositary shares of 7.75% Series G Fixed-Rate Reset Cumulative Redeemable Preferred Stock	AGNCL	The Nasdaq Global Select Market
Depositary shares of 8.75% Series H Fixed-Rate Cumulative Redeemable Preferred Stock	AGNCZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition
On January 26, 2026, AGNC Investment Corp. issued a press release announcing its financial results for the quarter ended December 31, 2025. The text of the aforementioned press release is included as exhibit 99.1 to this Form 8-K. The press release included the following financial information for the quarter:
•Total comprehensive income for the fourth quarter of 2025 of $0.89 per share of common stock, comprised of $0.83 net income per common share and $0.06 other comprehensive income (“OCI”) per common share on investments marked-to-market through OCI;
•Tangible net book value of $8.88 per share of common stock as of December 31, 2025, which amount excludes $526 million, or $0.47 per common share, of goodwill as of December 31, 2025;
•$94.8 billion fair value of its investment portfolio as of December 31, 2025, inclusive of net forward purchases and sales of Agency mortgage-backed securities, in the “to-be-announced” (“TBA”) market;
•Tangible net book value “at risk” leverage ratio was 7.2x as of December 31, 2025. Tangible net book value “at risk” leverage represents the ratio of the amount outstanding under its investment securities’ repurchase agreements, debt of consolidated variable interest entities, net TBA position (at cost) and net receivable / payable for unsettled investment securities outstanding to the sum of total stockholders’ equity adjusted to exclude goodwill as of period end (repurchase agreements used to fund U.S. Treasury securities are excluded from the Company’s leverage measurement);
•Economic return on tangible common equity of 11.6% for the fourth quarter, comprised of $0.36 dividend per share of common stock declared during the fourth quarter and $0.60 increase in tangible net book value per common share;
•Cash and unencumbered Agency MBS of $7.6 billion as of December 31, 2025; and
•Issued 34.9 million shares of common equity through At-the-Market Offerings for net proceeds of $356 million.
Pursuant to the rules and regulations of the Securities and Exchange Commission, exhibit 99.1 to this Form 8-K and the information set forth therein, shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Pursuant to the rules and regulations of the SEC, the information provided in this Item 2.02 of this Form 8-K shall be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(a) None.
(b) None.
(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated	January 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated:	January 26, 2026	By:	/s/ BERNICE E. BELL
Bernice E. Bell
Executive Vice President and Chief Financial Officer